Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of VerifyMe, Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2024, as filed with the Securities and Exchange Commission on the date hereof, I, Adam Stedham, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The quarterly report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Adam Stedham
Adam Stedham Chief Executive Officer and President (Principal Executive Officer)

Date: November 12, 2024

In connection with the quarterly report of VerifyMe, Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2024, as filed with the Securities and Exchange Commission on the date hereof, I, Nancy Meyers, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The quarterly report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Nancy Meyers
Nancy Meyers Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

Date: November 12, 2024

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to VerifyMe, Inc. and will be retained by VerifyMe, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.